Exhibit 10.55
THIRD AMENDMENT TO REGISTRATION RIGHTS AGREEMENT
     THIS THIRD AMENDMENT (the “Amendment”) is made as of July 10, 2008, to the Registration Rights Agreement (the “Agreement”) between Neoprobe Corporation (the “Company”) and Platinum-Montaur Life Sciences, LLC (the “Purchaser”), dated December 26, 2007, as amended by the Amendment to Registration Rights Agreement, dated February 7, 2008 and Second Amendment to Registration Rights Agreement dated April 16, 2008. Capitalized terms not otherwise defined herein shall have the meanings defined in the Agreement.
Recital
     The Company and the Purchaser desire to amend certain provisions of the Agreement to modify the number of Registrable Securities as to which the Company is required to file a registration statement.
Statement of Agreement
     In consideration of the foregoing, and of their mutual promises contained herein, the parties agree as follows:
     1. Resale Registration. The first sentence of Section 2(a) of the Agreement which states that “On or prior to the Filing Date the Company shall prepare and file with the Commission a “resale” Registration Statement providing for the resale of all Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415,” shall be deleted in its entirety and replaced with the following: “On or prior to the Filing Date the Company shall prepare and file with the Commission a “resale” registration statement providing for the resale of: (i) the shares of Common Stock issuable upon conversion of the Series B Note issued to the Purchaser pursuant to the Purchase Agreement; (ii) the shares of Common Stock issuable upon exercise of the Series X Warrants issued to the Purchaser pursuant to the Purchase Agreement; and (iii) 3,500,000 shares of Common Stock issuable as interest on the Notes, for an offering to be made on a continuous basis pursuant to Rule 415. Additionally, (A) within thirty-five (35) days following the Third Closing Date (as that term is defined in the Purchase Agreement) the Company shall prepare and file with the Commission an additional “resale” Registration Statement providing for the resale of (in the following order of priority): (i) the shares of Common Stock issuable upon the conversion of the Preferred Shares; (ii) the shares of Common Stock issuable upon exercise of the Series Y Warrant issued to the Purchaser pursuant to the Purchase Agreement; and (iii) shares of Common Stock issuable as dividends on the Preferred Shares, for an offering to be made on a continuous basis pursuant to Rule 415, and (B) within thirty-five (35) days of a receipt by the written request of the Holder therefor, the Company shall prepare and file with the Commission an additional “resale” Registration Statement providing for the resale of the shares of Common Stock issuable upon the conversion of the Series A Note issued to the Purchaser pursuant to the Purchase Agreement, and the shares of Common Stock issuable upon the exercise of the Series W Warrant issued to the Purchaser pursuant to the Purchase Agreement.
     2. Sole Holder. Purchaser represents that it has not assigned or otherwise transferred any of the Registrable Securities, and that as of the date of this Amendment, it is the sole Holder of the Registrable Securities.

     3. No Other Modification. Except as expressly modified or amended hereby, the terms and conditions of the Agreement shall remain unchanged and in full force and effect, and each of the parties hereby ratifies and confirms the same.
     4. Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed to be an original and all such counterparts together shall constitute one and the same instrument.
     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized persons as of the date first indicated above.

NEOPROBE CORPORATION

By:	/s/ David C. Bupp

Name: David C. Bupp
Title: President & CEO

PLATINUM-MONTAUR LIFE SCIENCES, LLC

By:	/s/ Michael Goldberg

Name: Michael Goldberg
Title: Portfolio Manager

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